Income Taxes - Deferred Tax Assets Balance (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets:
Allowances for expected credit loss of receivables	¥ 30,296	¥ 80,025
Accrued payroll and expenses and others	26,416	24,914
Net operating loss carryforward	321,276	247,350
Less: valuation allowance	(307,818)	(263,229)	¥ (187,396)	¥ (127,809)
Total deferred tax assets, net	¥ 70,170	¥ 89,060